Exhibit 99.11

DOMAIN NAMES AND WEBSITE ASSIGNMENT

This DOMAIN NAMES AND WEBSITE ASSIGNMENT (“Agreement”), dated as of this ____ day of April, 2007 (the “Effective Date”), by and between THE STANDARD REGISTER COMPANY, an Ohio corporation (“Assignor”), and EXPED, LLC, an Ohio limited liability company (“Assignee”).

WITNESSETH

WHEREAS, Assignor is the record owner of the domain names "expedata.com" and "expedata.net" (the “Domains”); and

WHEREAS, Assignor is the owner of the website associated with the Uniform Resource Locator http://www.expedata.net (the “Website”), and all rights in and to the Website; and

WHEREAS, pursuant to the ASSET PURCHASE AGREEMENT (the “APA”), dated as of April __, 2007, Assignor sold and conveyed to Assignee, and Assignee purchased from Assignor and paid for, upon the terms and conditions set forth in the APA, the Domains and Website; and

WHEREAS, pursuant to the APA, Assignor has agreed to assign to Assignee the Domains and the Website; and

WHEREAS, Assignee will be solely responsible for maintaining and operating the Domains and the Website as of the Effective Date; including all costs associated therewith; and

WHEREAS, in order to effectuate the transfer of the Domains and Website, Assignor will prepare, execute, and assist in filing all required documents, including all documentation required by the domain name registrar Network Solutions as well as any additional assignment or transfer document(s) required by Assignee.

NOW THEREFORE, in consideration of the foregoing and the payment, and other valuable consideration, as set forth in the APA, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee, intending to be legally bound, agrees as follows:

I.  Representations and Warranties.

a)

Assignor represents and warrants that:

i)

there are no actions, claims, suits or proceedings pending or threatened against the Domains or the Website;

ii)

there are no encumbrances of any kind on the Domains or the Website;

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iii)

Assignor has all rights necessary to transfer the Domains and the Website as contemplated hereunder;

iv)

Assignor shall not challenge Assignee’s rights in the Domains or the Website; and

v)

Assignor shall not challenge Assignee’s rights in the Domains or the Website, any domain names or designations similar to the Domains, or any websites similar to the Website; and

vi)

The content for the Website does not infringe on the copyright, patent or any other proprietary right of any third party.

II.  Assignment of Domains.

a)

Assignor hereby sells, conveys, transfers and assigns to Assignee, and its successors and assigns, Assignor’s entire right, title and interest in and to the Domains, all rights and benefits pertaining to the same, together with the goodwill associated with the Domains, and the right to institute and prosecute all suits and proceedings and take all actions that Assignee, in its sole discretion, may deem necessary or proper to collect, assert, or enforce any claim, right or title of any kind in and to the Domains.  Assignor and Assignee agree to execute, concurrently with the execution of this Agreement, all forms or documents as may be necessary to secure such rights in Assignee; whether such forms are in paper, electronic, digital, or other form.

b)

Assignor agrees to deliver to Assignee a completed, executed and notarized copy of this Agreement.  In addition, Assignor agrees to either:

i)

deliver to Assignee completed and executed copies of all transfer of registrant agreements required by the registrar associated with the Domains, to transfer the registrant for the Domains, and all other related and required documents; or

ii)

work with Assignee and cooperate in completing any online or electronic transfer forms and confirmations of transfer as required by the registrar associated with the Domains, in order to transfer the registrant for the Domains; including without limitation, providing any passwords or identifications that may be required to gain access to the records for the Domains.

III.  Assignment of Website.

a)

Assignor hereby assigns to Assignee all right, title and interest in and to the content of the Website, including, without limitation, all copyrights, patents, trade secrets, or other intellectual property rights, together with all copyrights subsisting in works derivative thereto; as well as the text, photographs, video, pictures, animation, audio, sound recordings, source code, object code, and all other works of authorship therein.

b)

Assignor also assigns to Assignee the right to sue for past infringements in connection with the Website.

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IV.  Further Assurances.

a)

As reasonably requested from time to time by Assignee, Assignor shall execute any additional documents, instruments or conveyances of any kind which may be necessary to carry out any of the provisions of this Agreement, including, without limitation, putting Assignee in full possession and operating control of the Domains.

V.  Use and/or Registration of Similar Names.

a)

Assignor agrees not to use and/or register any other domain names, designations, trade names, trademarks or service marks similar to the Domain, or any term confusingly similar thereto, for any reason, without prior written consent of Assignee.

VI.  Use and/or Registration of Similar Websites.

a)

Assignor agrees not to use and/or register any other websites similar to the Website, or any website confusingly similar thereto, for any reason.

VII.  Indemnity.

a)

Assignor agrees to defend, indemnify and hold harmless Assignee against liabilities arising out of any claims that the Website and/or the Domains infringe(s) on the proprietary rights of any third party, arising out activities prior to the date of closing of the APA.

VIII.  Miscellaneous.

a)

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

b)

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Ohio without regard to the conflict of law rules thereof.

c)

Waiver by either party of a breach of any provision hereof shall not be construed as a waiver of any subsequent breach thereof or of any other provision.

d)

If any provision of this Agreement is held to be illegal, invalid or unenforceable under any law, rule or regulation, such provision shall be fully severable from the Agreement.  The remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

e)

This Agreement constitutes the entire agreement between the parties with regard to the subject matter contained herein.  This Agreement shall not be modified except in writing signed by the parties.

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f)

The individual signatories hereto each personally warrants that he or she is empowered and authorized to enter into this agreement and/or sign on behalf of his or her respective corporation, and that entry into this Agreement was authorized in the manner required by applicable law.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be effective as of the day and year first above written.

Assignor:

THE STANDARD REGISTER COMPANY

By:

____________________________

Name:

____________________________

Title:

____________________________

Assignee:

EXPED, LLC

By:

____________________________

Name:

____________________________

Title:

____________________________

STATE OF OHIO

)

)  ss.:

COUNTY OF

MONTGOMERY

)

On this ___ day of April, 2007, before me personally came _______________________, to me known, who being by me duly sworn, did depose and say that he is the ___________________ of THE STANDARD REGISTER COMPANY, an Ohio corporation, and that he signed in the name of said corporation pursuant to authorization granted by said corporation.

____________________________________

Notary Public

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STATE OF OHIO

)

)  ss.:

COUNTY OF

MONTGOMERY

)

On this ___ day of April, 2007, before me personally came _______________________, to me known, who being by me duly sworn, did depose and say that he is the ___________________ of EXPED, LLC, an Ohio limited liability company, and that he signed in the name of said company pursuant to authorization granted by said company.

____________________________________

Notary Public

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